UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 20, 2017)

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway
Brisbane, California 94005
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Innoviva, Inc., a Delaware corporation (the “Company”), as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on April 26, 2017 to announce the preliminary results of the Company’s Annual Meeting of Stockholders held on April 20, 2017 (the “Annual Meeting”). This Amendment is being filed to disclose the final voting results received from IVS Associates, Inc. (“IVS”), the independent inspector of elections for the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2017, IVS delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

As of the close of business on February 24, 2017, the record date for the Annual Meeting, 109,201,168 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were outstanding and entitled to vote. 100,275,103 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 91.83 percent of the shares entitled to be voted.

Proposal 1:        Election of Directors.

The Company’s stockholders elected the following nominees, constituting the Company’s full slate of nominees, to serve on the board of directors (the “Board of Directors”) until the next annual meeting of stockholders and until their successors have been duly elected or appointed: Michael W. Aguiar, Barbara Duncan, Catherine J. Friedman, Patrick G. LePore, Paul Pepe, James L. Tyree and William H. Waltrip. The final tabulation from IVS of voting results for the election of directors and other proposals presented at the Annual Meeting is as follows:

Board of Directors Nominees:

Director	Votes For	Votes Withheld
Michael W. Aguiar	52,348,840	314,254
Barbara Duncan	99,630,634	644,469
Catherine J. Friedman	99,664,160	610,943
Patrick G. LePore	99,675,708	599,395
Paul Pepe	52,329,951	333,143
James L. Tyree	99,662,445	612,658
William H. Waltrip	52,330,709	332,385

Sarissa Capital Domestic Fund LP and certain of its affiliates (together, “Sarissa”) Nominees:

Director	Votes For	Votes Withheld
George W. Bickerstaff, III	47,609,581	2,428
Jules Haimovitz	31,412,005	16,200,004
Odysseas Kostas, M.D.	47,608,172	3,837

Proposal 2:        Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved on a non-binding, advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 22, 2017 (the “Proxy Statement”).

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
52,938,791	46,784,995	551,317	—

Proposal 3:        Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved on a non-binding, advisory basis that the non-binding, advisory vote on the compensation paid to the Company’s named executive officers shall occur once every year.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstain
99,339,624	39,682	264,254	631,543

Proposal 4:        Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
99,233,511	473,164	568,428	—

Proposal 5:        Stockholder Proposal on Repeal of New Bylaws.

At the Annual Meeting, representatives of Sarissa withdrew Sarissa’s stockholder proposal regarding the repeal of any provision of the Company’s Amended and Restated Bylaws adopted without stockholder approval following February 6, 2017. Therefore, such stockholder proposal was not presented for a vote at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: April 28, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer